UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 17, 2004

               Deutsche Mortgage & Asset Receiving Corporation
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            (Exact name of registrant as specified in its charter)


         Delaware                   333-08328-04              04-3310019
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)


                  60 Wall Street, New York, New York                10005
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                  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code      (212) 250-2500
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Item 5. Other Events.

      Attached hereto as Exhibit 4.1 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for the COMM 2004-LNB2 Commercial Mortgage Pass-Through Certificates. On March 17, 2004, Deutsche Mortgage & Asset Receiving Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as Depositor, GMAC Commercial Mortgage Corporation, as Servicer, Lennar Partners, Inc., as Special Servicer, Wells Fargo Bank, N.A., as Trustee and LaSalle Bank National Association, as Bond Administrator and Paying Agent, of the COMM 2004-LNB2 Commercial Mortgage Pass-Through Certificates, issued in twenty-two classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates were offered by the Prospectus dated February 18, 2004, as supplemented by the Prospectus Supplement dated February 27, 2004.

      The exhibit hereto updates the Pooling and Servicing Agreement that was filed as exhibit 4.1 by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of March 17, 2004, by correcting the definitions of the terms "Class D Pass-Through Rate" and "Class E Pass-Through Rate", respectively. Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement. The exhibit hereto supersedes and is deemed to be a substitute for the Pooling and Servicing Agreement that was filed as exhibit 4.1 by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of March 17, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.
-----------

Exhibit 4.1 Pooling and Servicing Agreement, dated as of March 1, 2004, by and among Deutsche Mortgage & Asset Receiving Corporation, as Depositor, GMAC Commercial Mortgage Corporation, as Servicer, Lennar Partners, Inc., as Special Servicer, Wells Fargo Bank, N.A., as Trustee and LaSalle Bank National Association, as Bond Administrator and Paying Agent.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 6, 2004


                                       DEUTSCHE MORTGAGE & ASSET RECEIVING
                                       CORPORATION




                                       By: /s/ Helaine M. Kaplan
                                          --------------------------------------
                                       Name:   Helaine M. Kaplan
                                       Title:  President


                                       By: /s/ Peter J. Cookson
                                          --------------------------------------
                                       Name:   Peter J. Cookson
                                       Title:  Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

4.1                             Pooling and Servicing Agreement,      E
                                dated as of March 1, 2004, by and
                                among Deutsche Mortgage & Asset
                                Receiving Corporation, as
                                Depositor, GMAC Commercial
                                Mortgage Corporation, as
                                Servicer, Lennar Partners, Inc.,
                                as Special Servicer, Wells Fargo
                                Bank, N.A., as Trustee and
                                LaSalle Bank National
                                Association, as Bond
                                Administrator and Paying Agent.